UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 2, 2012

FIRST BANCORP.

(Exact Name of Registrant as Specified in its Charter)

001-14793

(Commission File Number)

Puerto Rico	66-0561882
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1519 Ponce de Leon

San Juan, Puerto Rico 00908-0146

(Address of Principal Executive Offices) (Zip Code)

(787) 729 8200

(Registrant’s Telephone Number, including Area Code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

A copy of the presentation that First BanCorp (the “Corporation”) will use at its conference call to discuss its financial results for the quarter ended June 30, 2012 is attached hereto as Exhibit 99.1. As announced in a press release dated July 30, 2012, the call may be accessed via a live Internet webcast at 10:00 a.m. Eastern time on Thursday, August 2, 2012 through the investor relations section of the Corporation’s website: www.firstbankpr.com or through the dial-in telephone number (787) 317-6789 or (412) 317-6789. The conference number is 10016191.

Item 9.01	Financial Statements and Exhibits.

(a)	Exhibits

Exhibit No.	Description

99.1	First BanCorp Conference Call Presentation – Financial Results Second Quarter 2012

Exhibit 99.1 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2012	FIRST BANCORP

	By:	/s/ Orlando Berges
	Name:	Orlando Berges
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	First BanCorp Conference Call Presentation – Financial Results Second Quarter 2012